Exhibit 10.12

                              CRDENTIA CORP.

                     EXECUTIVE EMPLOYMENT AGREEMENT


This Executive Employment Agreement (the "Agreement"), dated December 22, 2003, is between Crdentia Corp., a Delaware corporation (the "Company") and Pamela Atherton, an individual residing at 3700 Legacy Drive, Apartment 20206, Frisco, Texas 75034 ("Executive").

1. POSITION AND RESPONSIBILITIES

     a.	Position.  Executive is employed by the Company to render services to the Company in the position of President. Executive shall perform such duties and responsibilities as are normally related to such position in accordance with the standards of the industry and any additional duties now or hereafter assigned to Executive by the Company. To the extent not inconsistent with the express terms of this Agreement, Executive shall abide by the rules, regulations, and practices for the Company's senior management as adopted or modified from time to time in the Company's sole discretion.

     b.	Other Activities.  Except upon the prior written consent of the
Company, Executive will not, during the term of this Agreement, (i) accept any other employment, or (ii) engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that interferes with Executive's duties and responsibilities hereunder or create a conflict of interest with the Company. Notwithstanding the foregoing, the parties acknowledge and agree that Executive shall be permitted to provide certain consulting services for Norton Healthcare that are consistent in scope and duration with consulting services provided by Executive to Norton Healthcare to date.

     c.	No Conflict.  Executive represents and warrants that Executive's execution of this Agreement, Executive's employment with the Company, and the performance of Executive's proposed duties under this Agreement shall not violate any obligations Executive may have to any other employer, person or entity, including any obligations with respect to proprietary or confidential information of any other person or entity.

2. COMPENSATION AND BENEFITS

     a.	Base Salary.  In consideration of the services to be rendered under this Agreement, the Company shall pay Executive a salary at the rate of One Hundred Seventy Five Thousand Dollars ($175,000) per year ("Base Salary"). The Base Salary shall be paid in accordance with the Company's regularly established payroll practice. Executive's Base Salary will be reviewed from time to time in accordance with the established procedures of the Company for adjusting salaries for similarly situated employees and may be adjusted in the sole discretion of the Company; provided, however, that the Company may not reduce Executive's Base Salary unless the base salaries of all executive employees holding the position of vice president or above are reduced by the same percentage as Executive's Base Salary.

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     b.	Stock Option(s).

       (i) In consideration of the services to be rendered hereunder, upon the requisite approval of the Company's board of directors, Executive shall be granted one or more options to purchase a number of shares of the Company's common stock ("Common Stock") equal to five and two hundred and ninths percent (5.209%) of that aggregate number of (a) additional shares of Common Stock issued in connection with any Acquisition (as defined below), plus (b) subject to the limitations below, the aggregate maximum number of additional shares of Common Stock issuable pursuant to any security convertible or exchangeable into Common Stock, or any warrant, option, purchase right or similar agreement or arrangement granted in connection with such Acquisition (whether or not such shares are ever issued but excluding any compensatory options or other equity-based incentives granted to service providers on or after the closing date of such Acquisition). Notwithstanding the foregoing, any shares of Common Stock which are issuable in connection with the Acquisition (i) upon exercise or conversion of any convertible debt instrument, (ii) in connection with any subsequent earnout of shares of Common Stock or similar arrangement or (iii) upon the occurrence of some contingent future event, milestone or condition such that the actual number of shares of Common Stock which are issuable thereby is not otherwise determinable at the closing date of such Acquisition, shall not be included for purposes of calculating the number of shares of Common Stock which are subject to the option on the closing date of the Acquisition; provided, however, that Executive shall be subsequently be granted an option exercisable for an additional number of shares of Common Stock in an amount equal to five and two hundred and ninths percent (5.209%) of the aggregate number of any such excluded shares of Common Stock which are in fact issued following the closing date of such Acquisition. Any such option to be granted to Executive with respect to such shares shall be presented to the Company's board of directors for approval at its regularly-scheduled meeting occurring following (i) the closing of such Acquisition or (ii) with respect to shares of Common Stock issued after the closing of the Acquisition, the date of issuance of such shares of Common Stock. In determining the number of shares of Common Stock issuable upon the exercise of any such option(s), any such fractional shares shall be rounded up to the nearest whole share. Any such option(s) shall have an exercise price equal to the then current fair market value of the Company's Common Stock on the date of the issuance of such option(s), as determined in good faith by the Company's board of directors, and shall be evidenced by, and subject to the terms and conditions set forth in, the form of Stock Option Agreement which is attached hereto as Exhibit A (the "Stock Option Agreement").

       (ii) For purposes of this Agreement, an "Acquisition" shall mean any business combination consummated on or after August 7, 2003 and on or prior to August 7, 2004 in which the Company issues or may issue shares of Common Stock for the consideration thereof, including, without limitation, a stock purchase, sale, merger, joint venture or otherwise and whether in one or more transactions for the purchase of an organization's equity, debt securities or assets, or by means of a merger, consolidation, reorganization, spin-off, joint venture, partnership, tender offer, exchange offer, purchase, lease, licensing arrangement, strategic alliance or any other transaction of a like nature, regardless of form.

     c.	Benefits.  Executive shall be eligible to participate in the benefits made generally available by the Company to similarly-situated Executives, in accordance with

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the benefit plans established by the Company, and as may be amended from time to time in the Company's sole discretion.

     d.	Bonus Program.  Executive shall be eligible to participate in the
Bonus Program made generally available to the Company's Executives ("Bonus Program"), such participation to be at a level consistent with similarly-situated Executives and in accordance with the terms of the Bonus Program established by the Company, and as may be amended from time to time in the Company's sole discretion.

     e.	Expenses.  The Company shall reimburse Executive for reasonable business expenses incurred in the performance of Executive's duties hereunder in accordance with the Company's expense reimbursement guidelines.

3. AT-WILL EMPLOYMENT; TERMINATION BY COMPANY

     a.	At-Will Termination by Company.  The employment of Executive shall be "at-will" at all times. The Company may terminate Executive's employment with the Company at any time, without any advance notice, for any reason or no reason at all, notwithstanding anything to the contrary contained in or arising from any statements, policies or practices of the Company relating to the employment, discipline or termination of its employees. Upon and after such termination by the Company, all obligations of the Company under this Agreement shall cease, unless Executive's employment is terminated with out Cause, in which case the Company shall provide Executive with the severance benefits described in Section 3(b) below.

     b.	Severance.  Except in situations where the employment of Executive is terminated For Cause or By Disability (as defined in Section 4 below), in the event that the Company terminates the employment of Executive at any time, or upon Executive's death, Executive will be eligible to receive an amount, payable in a lump sum, equal to (i) six (6) months of the Base Salary of the Executive plus (ii) one (1) month of the Base Salary of the Executive for each month of employment beginning on August 7, 2003 in excess of six (6) months but not to exceed twelve (12) months. For purposes of such calculation, "Base Salary" shall refer to the greater of
(i) $175,000 per year or (ii) Executive's then current base salary on the termination date (plus the amount of any cash bonus received by Executive for the prior year, if any). Executive's eligibility for severance is conditioned on Executive having first signed a release agreement in the form attached as Exhibit B. Executive shall not be entitled to any severance payments if Executive's employment is terminated For Cause, By Death or By Disability (as defined in Section 4 below) or if Executive's employment is terminated by Executive without Good Reason (in accordance with Section 5 below).

4. OTHER TERMINATIONS BY COMPANY

     a. Termination for Cause. For purposes of this Agreement, "For Cause" shall mean: (i) Executive is indicted for or charged with a crime involving dishonesty, breach of trust, or physical harm to any person (provided, however, that the foregoing shall not include any misdemeanor resulting from harm caused by Executive to another person through the operation of a motor vehicle); (ii) Executive willfully engages in conduct that is in bad faith and materially injurious to the Company, including but not

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limited to, misappropriation of trade secrets, fraud or embezzlement; (iii)
Executive commits a material breach of this Agreement, which breach (if curable) is not cured within thirty days after written notice to Executive from the Company; (iv) Executive willfully refuses to implement or follow a lawful policy or directive of the Company that is consistent with the terms of this Agreement, which breach is not cured within sixty (60) days after written notice to Executive from the Company; or (v) Executive engages in misfeasance or malfeasance demonstrated by a pattern of failure to perform job duties diligently and professionally, which failure (if curable) is not cured within sixty (60) days after written notice to Executive from the Company. Except for the notices required above, the Company may terminate Executive's employment For Cause at any time, without any advance notice. The Company shall pay to Executive all compensation to which Executive is entitled up through the date of termination, subject to any other rights or remedies of the Company under law; and thereafter all obligations of the Company under this Agreement shall cease.

     b. By Death. Executive's employment shall terminate automatically upon Executive's death. The Company shall pay to Executive's beneficiaries or estate, as appropriate, any compensation then due and owing. Thereafter all obligations of the Company under this Agreement shall cease. Nothing in this Section shall affect any entitlement of Executive's heirs or devisees to the benefits of any life insurance plan or other applicable benefits.

     c. By Disability. If Executive becomes eligible for the Company's long term disability benefits or if, in the sole opinion of a qualified medical doctor in Executive's municipality of residence selected by the Company but otherwise not affiliated with the Company or its senior management, Executive is unable to carry out the responsibilities and functions of the position held by Executive by reason of any physical or mental impairment for more than ninety (90) consecutive days or more than one hundred and twenty (120) days in any twelve-month period, then, to the extent permitted by law, the Company may terminate Executive's employment. The Company shall pay to Executive all compensation to which Executive is entitled through the date of termination, and thereafter all obligations of the Company under this Agreement shall cease. Nothing in this Section shall affect Executive's rights under any disability plan in which Executive is a participant.

5. TERMINATION BY EXECUTIVE

     a. At-Will Termination by Executive. Executive may terminate employment with the Company at any time for any reason or no reason at all, upon ninety (90) days' advance written notice. During such notice period Executive shall continue to diligently perform all of Executive's duties hereunder. The Company shall have the option, in its sole discretion, to make Executive's termination effective at any time prior to the end of such notice period as long as the Company pays Executive all compensation to which Executive is entitled up through the last day of the ninety (90) day notice period. Thereafter all obligations of the Company shall cease.

     b. Termination for Good Reason. Executive's termination shall be for "Good Reason" if Executive provides written notice to the Company of the Good Reason within thirty (30) days of the event constituting Good Reason and provides the Company with a period of thirty (30) days to cure the event constituting Good Reason and

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the Company fails to cure the Good Reason within that period.  For purposes of this Agreement, "Good Reason" shall mean any of the following events, if such event is effected by the Company without the consent of Executive:
(i) a change in Executive's position with the Company which materially reduces Executive's level of responsibility; (ii) a reduction in Executive's Base Salary, except for reductions in accordance with Section 2(a) hereof;
(iii) a relocation of Executive's principal place of employment by more than fifty (50) miles (excluding Executive's relocation to Dallas, Texas); or (iv) a material breach of this Agreement by the Company. In such event Executive may terminate her employment for Good Reason, in which case Executive will be eligible to receive an amount, payable in the form of a lump sum, equal to (i) six (6) months of the Base Salary of the Executive plus (ii) one (1) month of the then-current Base Salary of the Executive for each month of employment beginning on August 7, 2003 in excess of six
(6) months but not to exceed twelve (12) months. For purposes of such calculation, "Base Salary" shall refer to the greater of (i) $175,000 per year or (ii) Executive's Base Salary on the termination date (plus the amount of any cash bonus received by Executive for the prior year, if any). Executive's eligibility for severance is conditioned on Executive having first signed a release agreement in the form attached as Exhibit B. Thereafter all obligations of the Company or its successor under this Agreement shall cease.

6. TERMINATION OBLIGATIONS

     a.	Return of Property.  Executive agrees that all property (including, without limitation, all equipment, tangible proprietary information, documents, records, notes, contracts and computer-generated materials) furnished to or created or prepared by Executive incident to Executive's employment belongs to the Company and shall be promptly returned to the Company upon termination of Executive's employment.

     b. Resignation and Cooperation. Upon termination of Executive's employment, Executive shall be deemed to have resigned from all offices and directorships then held with the Company. Following any termination of employment, subject to Executive's receiving reasonable and customary compensation, Executive shall cooperate with the Company in the winding up of pending work on behalf of the Company and the orderly transfer of work to other employees. Executive shall also cooperate with the Company, at the Company's expense, in the defense of any action brought by any third party against the Company that relates to Executive's employment by the Company.

     c. Continuing Obligations. Executive understands and agrees that Executive's obligations under Sections 6, 7, and 8 herein (including Exhibits C and D) shall survive the termination of Executive's employment for any reason and the termination of this Agreement.

7. INVENTIONS AND PROPRIETARY INFORMATION; NON COMPETITION; PROHIBITION ON THIRD PARTY INFORMATION

     a. Proprietary Information Agreement. Executive agrees to sign and be bound by the terms of the Proprietary Information and Inventions Agreement, which is attached as Exhibit C ("Proprietary Information Agreement").

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

     b. Non-Competition. As an inducement for the Company's entering into this Agreement and in consideration of the Company's agreement to furnish Executive with certain confidential and proprietary information regarding the Company pursuant to Exhibit C, Executive covenants that commencing on the date hereof (the "Effective Date") and for a period ending eighteen (18) months following the termination of Executive's employment with the Company (the "Term"), Executive shall not, directly or indirectly, manage, engage in, operate or conduct, prepare to or plan to conduct or assist any person or entity to conduct any business, or have any controlling interest in any business, person, firm, corporation or other entity (as a principal, owner, agent, employee, shareholder, officer, director, joint venturer, partner, member, security holder, creditor, consultant or in any other capacity) whose revenue is generated principally from a business which is competitive
with the Business anywhere in the United States (the "Territory").   As used
herein, the term "Business" shall refer to the business of the company and its subsidiaries of operating a temporary nurse staffing company, including, without limitation, the provision of travel and per diem temporary nurse staffing services; provided, however, that the term "Business" shall not include the business of operating a temporary nurse staffing company which is directly reimbursed by Medicare, Medicaid or any successor federal program, which such business and its operations shall not be considered competitive with the Business for the purpose of this Section 7(b). The covenants set forth in this Section 7(b) shall be construed as a series of separate covenants covering their subject matter in each of the separate states within the Territory, and except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant set forth above in this Section 7(b). To the extent that any such covenant shall be judicially unenforceable in any one or more states in the United States, such covenant shall not be affected with respect to each of such other states in the Territory. Each covenant with respect to such state in the Territory shall be construed as severable and independent.

c.	Non-Solicitation; Non-Disparagement.  Executive acknowledges that because of Executive's position in the Company, Executive will have access to material intellectual property and confidential information. During the Term (as previously defined), in addition to Executive's other obligations hereunder or under the Proprietary Information Agreement, Executive shall not, for Executive or any third party, directly or indirectly (a) divert or attempt to divert from the Company or its subsidiaries any business of any kind, including without limitation the solicitation of or interference with any of its customers, clients, members, business partners or suppliers, or
(b) solicit or otherwise induce any person engaged by the Company or any of its subsidiaries (as an agent, employee, consultant, or in any other capacity) to terminate his or her employment, consultancy or other relationship with the Company or its subsidiaries. In addition, Executive will not disparage the Company or any of its stockholders, directors, employees or agents (collectively the "Company Representatives"), and neither the Company nor the Company Representatives will disparage Executive.

     d. Non-Disclosure of Third Party Information. Executive represents and warrants and covenants that Executive shall not disclose to the Company, or use, or induce the Company to use, any proprietary information or trade secrets of others at any time, including but not limited to any proprietary information or trade secrets of any former employer, if any; and Executive acknowledges and agrees that any violation of this provision shall be grounds for Executive's immediate termination and could subject Executive to substantial civil liabilities and criminal penalties. Executive further specifically and expressly acknowledges that no officer or other employee or

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representative of the Company has requested or instructed Executive to disclose or use any such third party proprietary information or trade secrets.

     e. Reasonableness of Restrictions. EXECUTIVE HAS CAREFULLY READ AND CONSIDERED THE PROVISIONS OF SECTION 7 HEREOF AND, HAVING DONE SO, HEREBY AGREES THAT THE RESTRICTIONS SET FORTH IN SUCH SECTIONS ARE FAIR AND REASONABLE AND ARE REASONABLY REQUIRED FOR THE PROTECTION OF THE INTERESTS OF THE COMPANY AND ITS ASSETS AND PROPERTIES, INCLUDING, WITHOUT LIMITATION, THE BUSINESS. IF ANY COVENANT IN SECTION 7 IS HELD TO BE UNREASONABLE, ARBITRARY, OR AGAINST PUBLIC POLICY, SUCH COVENANT WILL BE CONSIDERED TO BE DIVISIBLE WITH RESPECT TO SCOPE, TIME, AND GEOGRAPHIC AREA, AND SUCH LESSER SCOPE, TIME, OR GEOGRAPHIC AREA, OR ALL OF THEM, AS A COURT OF COMPETENT JURISDICTION MAY DETERMINE TO BE REASONABLE, NOT ARBITRARY, AND NOT AGAINST PUBLIC POLICY, WILL BE EFFECTIVE, BINDING AND ENFORCEABLE AGAINST THE EXECUTIVE.

8. ARBITRATION

Executive agrees to sign and be bound by the terms of the Arbitration Agreement, which is attached as Exhibit D.

9. AMENDMENTS; WAIVERS; REMEDIES

This Agreement may not be amended or waived except by a writing signed by Executive and by a duly authorized representative of the Company other than Executive. Failure to exercise any right under this Agreement shall not constitute a waiver of such right. Any waiver of any breach of this Agreement shall not operate as a waiver of any subsequent breaches. All rights or remedies specified for a party herein shall be cumulative and in addition to all other rights and remedies of the party hereunder or under applicable law.

10. ASSIGNMENT; BINDING EFFECT

     a. Assignment. The performance of Executive is personal hereunder, and Executive agrees that Executive shall have no right to assign and shall not assign or purport to assign any rights or obligations under this Agreement. This Agreement may be assigned or transferred by the Company; and nothing in this Agreement shall prevent the consolidation, merger or sale of the Company or a sale of any or all or substantially all of its assets.

     b. Binding Effect. Subject to the foregoing restriction on assignment by Executive, this Agreement shall inure to the benefit of and be binding upon each of the parties; the affiliates, officers, directors, agents, successors and assigns of the Company; and the heirs, devisees, spouses, legal representatives and successors of Executive.

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11. NOTICES

All notices or other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered:
(a) by hand; (b) by a nationally recognized overnight courier service; or (c) by United States first class registered or certified mail, return receipt requested, to the principal address of the other party, as set forth below. The date of notice shall be deemed to be the earlier of (i) actual receipt of notice by any permitted means, or (ii) five business days following dispatch by overnight delivery service or the United States Mail. Executive shall be notify the Company in writing of any change in Executive's address. Notice of change of address shall be effective only when done in accordance with this paragraph.

Company's Notice Address:

14111 Dallas Parkway, Suite 600
Dallas, Texas  75240
Attention:  Chief Executive Officer

Executive's Notice Address:

3700 Legacy Drive, Apartment 20206
Frisco, Texas  75034

12. SEVERABILITY

If any provision of this Agreement shall be held by a court or arbitrator to be invalid, unenforceable, or void, such provision shall be enforced to the fullest extent permitted by law, and the remainder of this Agreement shall remain in full force and effect. In the event that the time period or scope of any provision is declared by a court or arbitrator of competent jurisdiction to exceed the maximum time period or scope that such court or arbitrator deems enforceable, then such court or arbitrator shall reduce the time period or scope to the maximum time period or scope permitted by law.

13. TAXES

All amounts payable to Executive under this Agreement (including, without limitation, Executive's Base Salary and any bonuses and severance pay) shall be paid less all applicable state and federal tax withholdings and any other withholdings required by any applicable jurisdiction.

14. GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

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15. INTERPRETATION

This Agreement shall be construed as a whole, according to its fair meaning, and not in favor of or against any party. Sections and section headings contained in this Agreement are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Agreement. Whenever the context requires, references to the singular shall include the plural and the plural the singular.

16. COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement, but all of which together shall constitute one and the same instrument.

17. AUTHORITY

Each party represents and warrants that such party has the right, power and authority to enter into and execute this Agreement and to perform and discharge all of the obligations hereunder; and that this Agreement constitutes the valid and legally binding agreement and obligation of such party and is enforceable in accordance with its terms.

18. ENTIRE AGREEMENT

This Agreement is intended to be the final, complete, and exclusive statement of the terms of Executive's employment by the Company and may not be contradicted by evidence of any prior or contemporaneous statements or agreements, except for agreements specifically referenced herein (including the Stock Option Agreement attached as Exhibit A, the Proprietary Information Agreement attached as Exhibit C and the Arbitration Agreement attached as Exhibit D). To the extent that the practices, policies or procedures of the Company, now or in the future, apply to Executive and are inconsistent with the terms of this Agreement, the provisions of this Agreement shall control. Any subsequent change in Executive's duties, position, or compensation will not affect the validity or scope of this Agreement.

19. INJUNCTIVE RELIEF AND TERMINATION.

     a. General. Executive acknowledges and agrees that (i) the covenants and restrictions contained in Section 7 of this Agreement are necessary, fundamental and required for the protection of the Business, (ii) such covenants relate to matters which are of a special, unique and extraordinary character that gives each of such covenants a special, unique and extraordinary value; and (iii) the Company will suffer irreparable harm in the event that Executive breaches any of her obligations under Section 7 hereof, and that monetary damages shall be inadequate to compensate the Company for any such breach. Executive agrees that in the event of any breach or threatened breach by Executive of any of the provisions of
Section 7 hereof, the Company shall be entitled to a temporary restraining order, preliminary injunction and/or permanent injunction in order to revent or restrain any such breach or threatened breach by Executive, or by any or all

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of Executive's agents, representatives or other persons directly or indirectly acting for, on behalf of or with Executive, and the Company will not be obligated to post bond or other security in seeking such relief.

     b. No Limitation of Remedies. Notwithstanding the provisions set forth in Section 19(a) above, or any other provision contained in this Agreement, the parties hereby agree that no remedy conferred by any of the specific provisions of this Agreement, including, without limitation, this Section 19, is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

20. EXECUTIVE ACKNOWLEDGEMENT

EXECUTIVE ACKNOWLEDGES THAT EXECUTIVE HAS HAD THE OPPORTUNITY TO CONSULT LEGAL COUNSEL CONCERNING THIS AGREEMENT, THAT EXECUTIVE HAS READ AND UNDERSTANDS THIS AGREEMENT, THAT EXECUTIVE IS FULLY AWARE OF ITS LEGAL EFFECT, AND THAT EXECUTIVE HAS ENTERED INTO THIS AGREEMENT FREELY BASED ON EXECUTIVE'S OWN JUDGMENT AND NOT ON ANY REPRESENTATIONS OR PROMISES OTHER THAN THOSE CONTAINED IN THIS AGREEMENT.


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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

CRDENTIA CORP.:                        EXECUTIVE:

By: /s/ James D. Durham                By: /s/ Pamera Atherton
    --------------------------             -------------------------
Name: James D. Durham                      Pamela Atherton
Title: Chief Executive Officer

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



                                  EXHIBIT A
                                  ---------


                       Form of Stock Option Agreement


(See Exhibit 10.13 as filed with this Form 10-KSB and incorporated herein by reference)

                                  EXHIBIT B
                                  ---------

                       FORM OF GENERAL RELEASE OF CLAIMS

	This General Release of Claims (hereinafter "Release") is entered
into this       day of               ,     ,  by and between Pamela Atherton
(hereinafter "Releasor") and Crdentia Corp. (hereinafter "Releasee").

                                   RECITALS
                                   --------


        A. On December 16, 2003, Releasor became employed by Releasee according to the terms and conditions of an employment agreement
("Employment Agreement").

        B.  On or about           ,       , Releasee terminated the
employment of Releasor without "Cause" as that term is defined in the Employment Agreement.

        C. According to the terms and conditions of the Employment Agreement, Releasor is entitled to certain severance payments so long as Releasor executes this General Release of any and all claims. By execution hereof, Releasor understands and agrees that this Release is a compromise of doubtful and disputed claims, if any, which remain untested; that there has not been a trial or adjudication of any issue of law or fact herein; that the terms and conditions of this Release are in no way to be construed as an admission of liability on the part of Releasee and that Releasee denies liability and intends merely to avoid litigation with this Release.

                                 AGREEMENT
                                 ---------

NOW THEREFORE FOR MUTUAL CONSIDERATION, the receipt and sufficiency of which the parties hereto acknowledge, the parties agree as follows:

     1. Except for claims arising under any Stock Option Agreements between Releasor and Releasee ("Stock Option Agreements"), Releasor does hereby unconditionally, irrevocably and absolutely release and discharge Releasee, and its affiliates, owners, directors, officers, employees, agents, attorneys, heir, representatives, legatees, stockholders, insurers, divisions, successors and/or assigns and any related holding, parent or subsidiary corporations, from any and all loss, liability, claims, costs (including, without limitation, attorneys' fees), demands, causes of action, or suits of any type, whether in law and/or in equity, related directly or indirectly or in any way connected with any transaction, affairs or occurrences between them and arising on or prior to the date hereof, including, but not limited to, Releasor's employment with Releasee, the termination of said employment and claims of emotional or physical distress related to such employment or termination. This Release specifically applies to any claims for age discrimination in employment, including any claims arising under the Age Discrimination In Employment Act or any other statutes or laws that govern discrimination in employment.

     2. Releasor irrevocably and absolutely agrees that she will not prosecute nor allow to be prosecuted on her behalf in any administrative agency, whether federal or state, or in any court, whether federal or state, any claim or demand of any type related to the matter released above, it being an intention of the parties that with the execution by Releasor of this Release, Releasee, its owners, officers, directors, employees, agents, attorneys, heirs, representatives, legatees, successors and/or assigns and any related holding, parent and subsidiary corporations will be absolutely, unconditionally and forever discharged of and from all obligations to or on behalf of Releasor related in any way to the matter discharged herein.

     3. Releasor agrees that all matters relative to this Release and compromise in relation thereto shall remain confidential. Accordingly, Releasor hereby agrees that, with the exception of Releasor's counsel, spouse and tax advisor, Releasor shall not discuss, disclose or reveal to any other persons, entities or organizations, whether within or outside of the State of Texas, the fact of settlement and/or terms and conditions of settlement and of this Release, including the amount paid to settle Releasor's claims. Similarly, Releasor shall not make, issue, disseminate, publish, print or announce any news release, public statement or announcement with respect to these matters, or any aspect thereof, the reasons therefore and the terms of this Release. Further, in keeping with the spirit of this Release, Releasor shall, upon the execution of this Release, cease and desist from taking any further action in opposition to Releasee, respecting its past employment policies and practices and shall never reapply for employment with Releasor; provided, however, that nothing herein shall be deemed to preclude Releasor from giving statements, affidavits, depositions, testimony, declarations or other disclosures required by or pursuant to legal process.

     4. Releasor does expressly waive all of the benefits and rights granted to him pursuant to any applicable law or regulation to the effect that:

        A general release does not extend to claims which the creditor does not know of or suspect to exist in his favor at the time of executing the release, which if known by her must have materially affected her settlement with the debtor.

     5. Releasor does certify that she has read all of this Release, and that she fully understands all of the same. Except for claims under the Stock Option Agreements, Releasor hereby expressly agrees that this Release shall extend and apply to all unknown, unsuspected and unanticipated injuries and damages, as well as those that are now known.

     6. Releasor further declares and represents that no promise, inducement or agreement not herein expressed has been made to him and that this Release contains the full and entire agreement between and among the parties, and that the terms of this Release are contractual and not a mere recital.

     7. The validity, interpretation, and performance of this Release shall be construed and interpreted according to the laws of the State of Texas.

     8. This Release may be pleaded as a full and complete defense and may be used as the basis for an injunction against any action, suit or proceeding that may be prosecuted, instituted or attempted by either party in breach thereof.

     9. If any provision of this Release, or part thereof, is held invalid, void or voidable as against the public policy or otherwise, the invalidity shall not affect other provisions, or parts thereof, which may be given effect without the invalid provision or part. To this extent, the provisions, and parts thereof, of this Release are declared to be severable.

     10. As part of this Release, Releasor agrees to indemnify and hold harmless Releasee against any claim by any state or the Internal Revenue Service for Releasor's income and other taxes payable as a result of the consideration being paid by Releasee pursuant to this Release or the Employment Agreement. It is understood that the extent of Releasor's obligation would be to pay all sums due to either agency as income tax and his/her portion of social security taxes related to this Release, plus any applicable penalty and/or interest relating to failure to timely pay the tax. It is the intention of all parties to this Release that the severance payments made to Releasor are proper and in accordance with all laws. However, should there be a different determination by any state or the Internal Revenue Service, Releasor will be obligated based on the terms of this paragraph.

     11. It is understood that this Release is not an admission of any liability by any person, firm association or corporation but is in compromise of any disputed claim.

     12. Releasor represents, acknowledges and agrees that Releasee has advised her, in writing, to discuss this Release with an attorney, and that to the extent, if any, that Releasor has desired, Releasor has done so; that Releasee has given Releasor twenty-one (21) days to review and consider this Release before signing it, and Releasor understands that she may use as much of this twenty-one (21) day period as she wishes prior to signing; that no promise, representation, warranty or agreements not contained herein have been made by or with anyone to cause her to sign this Release; that she has read this Release in its entirety, and fully understands and is aware of its meaning, intent, contents and legal effect; and that she is executing this Release voluntarily, and free of any duress or coercion.

     13. The parties acknowledge that for a period of seven (7) days following the execution of this Release, Releasor may revoke the Release, and the Release shall not become effective or enforceable until the revocation period has expired.

     14. This Release shall become effective eight (8) days after it is signed by Releasor and Releasee, and in the event the parties do not sign on the same date, then this Release shall become effective eight (8) days after the date it is signed by Releasor.

     15. Releasor has read the foregoing Release and knows its contents and fully understands it. Releasor acknowledges that she has fully discussed this Release with her attorney.

     16. Releasor has read the foregoing Release and knows its contents and fully understands it. Releasor further acknowledges that she has been offered the opportunity to discuss this Release and its contents with her attorney. Releasor acknowledges that she has fully discussed this Release with her attorney or has voluntarily chosen to sign this Release without consulting her attorney, fully understanding the consequences of this Release.

     IN WITNESS WHEREOF, the undersigned have executed this Release on the dates shown below at 14111 Dallas Parkway, Suite 600, Dallas, Texas 75240.

RELEASOR:



----------------------------------
Pamela Atherton

Dated:
      ----------------------------


RELEASEE:


CRDENTIA CORP.


----------------------------------
By:	James D. Durham
Its:  	Chief Executive Officer

Dated:
      ----------------------------

                                EXHIBIT C
                                ---------

     In consideration of my employment by Crdentia Corp. (the "Company") and the mutual covenants hereof, I and the Company hereby agree to the terms and conditions set forth in this Proprietary Rights and Information Agreement (the "Agreement").

                                RECITALS

     Whereas, my responsibilities as an employee of the Company may include creating, making, conceiving, inventing, discovering, developing, reducing to practice or suggesting Technology (as defined below) that relates in any manner to the actual or reasonably anticipated business, research, development or other activities of the Company; and

     Whereas, my compensation as an employee of the Company takes into account, among other things, the value of such Technology and the potential economic benefit that may be derived therefrom by the Company;

     Now therefore, I and the Company hereby agree as follows:

1. PROPRIETARY INFORMATION

     a. Restrictions on Proprietary Information. I agree that, during my employment and, as long as such information and materials constitute Proprietary Information (as defined below) thereafter, I will hold the Proprietary Information of the Company and its affiliates in strict confidence and will neither use the information for the benefit of myself or any third party nor disclose it to any third party, except to the extent necessary to carry out my responsibilities as an employee of the Company or as specifically authorized in writing by a duly authorized officer of the Company other than me. "Proprietary Information" means any and all information and materials, in whatever form, whether tangible or intangible, pertaining in any manner to the business of the Company or its affiliates, consultants, customers, business associates or members (including its and their officers, directors, agents and employees), or any person or entity to which the Company owes a duty of confidentiality, whether or not labeled or identified as proprietary or confidential, and including any copies, portions, extracts and derivatives thereof, except to the extent that I can prove that such information or materials (i) are or become generally known to the public through lawful means and through no act or omission of mine; (ii) were part of my general knowledge prior to my employment by the Company; or (iii) are disclosed to me without restriction by a third party who rightfully possesses the information and is under no duty of confidentiality with respect thereto. "Proprietary Information" includes but is not limited to any and all (a) Creations and other Technology (as defined below) and related records; (b) financial information and other information about costs, budgets, profits, margins markets, sales, pricing, payment terms, discounts, rebates and other concessions or incentives, forecasts, customers, subscribers, members, and bids; (c) strategies and other plans for business, marketing, advertisement, future development and new products, services and concepts; (d) employee and personnel information, including, without limitation, files and information about employee compensation and benefits.

     b. Location and Reproduction. I agree to maintain at my work station and/or any other place under my control only such Proprietary Information that, and only as long as such Proprietary Information, is necessary to carry out my responsibilities as an employee of the Company. I agree to return to the appropriate person or location or otherwise properly dispose of Proprietary Information once that necessity no longer exists. I also agree not to make copies or otherwise reproduce Proprietary Information except to the extent necessary to carry out my responsibilities as an employee of the Company.

     c. Prior Actions and Knowledge. Except as disclosed on Schedule A to this Agreement, I have no knowledge of the Company's business or Proprietary Information, other than information I have learned from the Company in the course of being hired and employed.

     d. Third Party Information. I recognize that the Company has received and will receive confidential or proprietary information and materials from third parties. Such information and materials shall be deemed "Proprietary Information" for all purposes of this Agreement and I will be subject to all limitations on use and disclosure set forth in this Agreement with respect thereto. In addition, I shall not use or disclose any such information and materials in any manner inconsistent with any of Company's obligations towards such third party.

     e. Interference with Business. I acknowledge that because of my position in the Company, I will have access to the Company's Proprietary Information. I agree that during my employment with the Company and for a period of one (1) year after termination of my employment with the Company, I shall not directly or indirectly (i) divert or attempt to divert from the Company (or any affiliate) any business of any kind, including without limitation the solicitation of or interference with any of its customers, clients, members, business partners or suppliers or (ii) solicit, induce, recruit or encourage any person employed by the Company to terminate his or her employment.

2. CREATIONS

     a. Definitions.

     b. (1) "Technology" comprises all materials, information, ideas and other subject matter, including, without limitation, works of authorship and other creations; inventions, invention disclosures, discoveries, developments and patent applications; know-how and trade secrets; plans, designs and concepts; drawings, diagrams and schematics; writings, reports, notebooks, and other information; specifications, formulas, structures and other technical or engineering information; prototypes, systems, compositions, hardware, tools, equipment, instruments and other devices, products and technology; processes, methods, techniques, procedures and work in process; computer programs (in source code, object code or any other format), applications, algorithms, protocols, data and databases, programmable logic and documentation; and any copies, extracts, portions, derivatives, improvements and enhancements thereof and modifications thereto.

        (2) "Creations" means any and all Technology that (i) is created, made, conceived, invented, discovered, developed, reduced to practice or suggested by me, alone or together with others, at any time during my employment by the Company or, whether during or within a reasonable time after my employment with the Company, otherwise in connection with my activities as an employee of, or based upon any Proprietary Information or Proprietary Rights of, the Company, and (ii) relates in any manner to the actual or reasonably anticipated business, research, development or other activities of the Company, or were created, made, conceived, invented, discovered, developed, reduced to practice or suggested using the Company's equipment, supplies, facilities, or Proprietary Information. "Creations" shall not include (a) Technology expressly set forth on Schedule A, and (b) other Technology to the extent that any mandatory and non-waivable applicable law prohibits the assignment thereof as set forth herein (such Technology described in the foregoing subclauses (a) and (b) being the "Excluded Technology"). I acknowledge that I have read and understand the law(s) set forth in Appendix 1 hereto.

        (3) "Proprietary Rights" means, throughout the world, any and all
(i) copyrights, moral rights and other personal author's rights (including, without limitation any and all rights of paternity or attribution, integrity, publication, withdrawal or retraction or rights to receive additional remuneration) ("Moral Rights"), related rights (including without limitation so called "neighboring rights" and "sui generis" rights), database rights and all other rights associated with works of authorship (including computer programs), creations or performances, whether published or unpublished, (ii) rights with respect to trade secrets and know-how,
(iii) patents and related rights, inventor's certificates, design rights, industrial design rights, utility model rights, (iv) trademark, service mark and trade dress rights and other rights relating to source or indicia of origin, and (v) any and all other intellectual property, industrial property, and other proprietary rights, together with (a) all rights related to any of the foregoing, including, without limitation, rights with respect to applications and filings for any of the foregoing, rights with respect to registrations or renewals of any of the foregoing, and rights to apply for, file, register, establish, maintain, extend or renew any of the foregoing, (b) all benefits, privileges, causes of action and remedies relating to any of the foregoing, whether before or hereafter accrued, including, without limitation, the right to enforce and protect any of the foregoing, including to bring legal actions against any party for all past, present and future infringements, misappropriations or other violations of or relating to any of the foregoing and to settle, and collect and retain the proceeds from, any such actions, and (c) all rights to transfer and grant licenses and other rights with respect to any and all of the foregoing in Company's sole discretion.

     c. Ownership of Creations and Proprietary Rights. I agree and acknowledge that all right, title and interest with respect to all Creations and any and all related Proprietary Rights (including all Rights to Use, as defined below) shall solely vest in, inure to the sole benefit of, and be the sole property of, the Company without any limitations. I agree and acknowledge that all Creations shall be considered works made for hire and works produced in the service of the Company within the scope of my employment.

     d. Assignment of Creations and Proprietary Rights. If, notwithstanding the foregoing, I retain any right, title or interest with respect to any Creations or any related Proprietary Rights, I hereby assign, transfer and convey, and agree to assign, transfer and convey, to the Company, without any limitations or any additional remuneration, all such right, title and interest. The rights assigned, transferred and conveyed hereunder shall include, without limitation, (i) all rights to publish, copy, reproduce, adapt, modify, translate, prepare derivatives based upon, distribute, rent, lease, lend, transmit, broadcast, publicly perform, publicly display, otherwise communicate or make available to the public, record, store on any medium, make, sell, offer to sell, import, practice any method in connection with and otherwise use or exploit for any purpose, throughout the world, by any and all means and in any form or medium whatsoever, the Creations and any other Technology that is the subject of, embodies or uses, or is made using, any Proprietary Rights relating to the Creations, and (ii) all rights to transfer and grant licenses and other rights with respect to any and all of the foregoing rights, and to authorize any third party to exercise any of the foregoing rights, in the Company's sole discretion (all such rights described in subclauses (i) and (ii) above being "Rights to Use").

     e. License of Rights. If, notwithstanding the foregoing, I retain any right, title or interest with respect to any Creations or any related Proprietary Rights, I hereby grant, and agree to grant, to the Company, without any limitations or any additional remuneration, the worldwide, exclusive, perpetual, irrevocable, transferable, freely sublicenseable, right and license under all my right, title and interest with respect to such Creations, any other Technology that is the subject of, embodies or uses, or is made using, any Proprietary Rights relating to such Creations, and any and all related Proprietary Rights, including all Rights to Use.

     f. Moral Rights. If, notwithstanding the foregoing, I retain any Moral Rights with respect to any Creations or any other Technology that is the subject of, embodies or uses, or is made using, any Proprietary Rights relating to the Creations, I hereby waive all such Moral Rights. I acknowledge that the Creations and the related Proprietary Rights may have substantial economic value, that any and all proceeds resulting from use and exploitation thereof shall solely belong to the Company, and that the salary and other compensation I receive from the Company for my employment with the Company includes fair and adequate consideration for all assignments, licenses and waivers hereunder. To the extent, if any, that any Moral Rights are not waivable under applicable law, I hereby promise and covenant not to institute, support, maintain or permit any action or proceeding on the basis of, or otherwise assert any Moral Rights with respect to, any Creations or any other Technology that is the subject of, embodies or uses, or is made using, any Proprietary Rights relating to the Creations, or any Moral Rights relating thereto in any forum. I hereby authorize the Company to publish the Creations and any other Technology that is the subject of, embodies or uses, or is made using, any Proprietary Rights relating to the Creations, in the Company's sole discretion with or without attributing any of the foregoing to me or identifying me in connection therewith and regardless of the effect on such Creations and such other Technology or my relationship thereto.

     g. Excluded Technology. I hereby grant and agree to grant to the Company a first right to negotiate a license with respect to all Excluded Technology and all related Proprietary Rights and to negotiate in good faith such a license if the Company so requests within ninety (90) days after my disclosure of such Excluded Technology or related Proprietary Rights.

     h. Cooperation. At the Company's request and expense, I will, during the term of my employment and thereafter, cooperate with and assist the Company, and perform such further acts and execute, acknowledge and deliver to the Company such further documents, as the Company may deem necessary or advisable in order to obtain, establish, perfect, maintain, evidence, enforce or otherwise protect any of the rights, title and interests assigned, transferred, conveyed, or licensed (or intended to be assigned, transferred, conveyed, or licensed) to the Company under this Agreement, or otherwise carry out the intent and accomplish the purposes of this Agreement. Such cooperation and assistance shall include, without limitation, any execution of an assignment, transfer, conveyance, license or waiver of, or any covenant not to institute, support, maintain or permit any action or assert any, rights, and cooperation and assistance in any proceedings before any government authorities or other legal proceedings, i ncluding being named a party for purposes thereof. Without limiting the generality of the foregoing, to the extent permitted by applicable law, I hereby appoint the Company as my attorney-in-fact (which appointment is coupled with an interest), with full power of substitution and delegation, with the right (but not the obligation) to perform any such acts and to execute, acknowledge and deliver any such documents on my behalf, provided that the Company shall not exercise such right unless I fail to perform such act or execute, acknowledge or deliver such document within five (5) business days after the Company's written request therefor. In addition, I agree to maintain adequate and current written records regarding all Creations, and the creation, making, conception, invention, discovery, development, reduction to practice or suggestion thereof. Such records shall be the sole property of the Company and hereby assign, and agree to assign, all my right, title and interest, if any, with respect to such records to the Company.

     i. Disclosure. I agree to maintain current and accurate written records with respect to all Creations and to disclose to the Company, promptly after the earliest of their creation, making, conception, invention, discovery, development, reduction to practice or suggestion, all Creations and pertinent records. I will further promptly notify the Company, in confidence, of any and all Technology created, made, conceived, invented, discovered, developed, reduced to practice or suggested by me (i) that I believe to be Excluded Technology, and/or (ii) during the one-year period following termination of my employment, so as to enable the Company to determine whether such Technology is a Creation subject to this Agreement.

     j. Post Termination Period. I agree that any Technology created, conceived, invented, discovered, developed, reduced to practice or suggested by me (alone or together with others) within one (1) year after my termination of employment with the Company shall be deemed a Creation based upon any Proprietary Information or Proprietary Rights of the Company. I can rebut the above presumption if I prove that such Technology is not based upon any Proprietary Information or Proprietary Rights of the Company.

3.  FORMER OR CONFLICTING AGREEMENTS; NO USE OF THIRD PARTY TECHNOLOGY

     a. Former Agreements. I represent and warrant that my performance of the terms of this Agreement will not breach any agreement to keep in confidence proprietary information acquired by me prior to my employment by the Company. I have listed in Schedule A all other agreements concerning proprietary information, proprietary rights, inventions or other creations to which I am a party and (i) attached copies of any such agreements in my possession, or (ii), to the extent that I am bound by legal obligations prohibiting the disclosure of copies of such agreements to the Company, summarized the relevant terms thereof. To the best of my knowledge, there is no other contract between me and any other person or entity that is in conflict with this Agreement or concerns proprietary information, proprietary rights, inventions or other creations.

     b. Prohibition on Use of Third Party Information. I represent and warrant and covenant that I will not disclose to the Company, or use in connection with my activities as an employee of the Company, or induce the Company to use, any proprietary or confidential information or trade secrets, or any other Technology that is the subject of Proprietary Rights, of myself or any third party at any time, including but not limited to any proprietary or confidential information or trade secrets or such Technology of any former employer, if any. I acknowledge and agree that any violation of this provision may be grounds for my termination and could subject me to substantial civil liabilities and criminal penalties. I further specifically and expressly acknowledge that no officer or other employee or representative of the Company has requested or instructed me to disclose or use any such third party proprietary or confidential information or trade secrets. Without limiting the generality of the foregoing, in the event that I disclose or use in connection with my activities as an employee of the Company, or induce the Company to use, any proprietary or confidential information or trade secrets, or any other Technology that is the subject of Proprietary Rights, with respect to which I have any right, title or interest, I hereby grant, and agree to grant, to the Company, without any limitations or any additional remuneration, the worldwide, non-exclusive, perpetual, irrevocable, transferable, freely sublicenseable, right and license under all such right, title and interest with respect thereto, including all Rights to Use.

4.  TERMINATION

     a. Return of the Company's Property. I agree to promptly return to the Company upon termination of my employment all Proprietary Information and all personal property furnished to or prepared by me in the course of or incident to my employment. Following my termination, I will not retain any written or other tangible material containing any Proprietary Information or other information pertaining to any Creations.

     b. Termination Certificate. In the event of the termination of my employment, I agree, if requested by the Company, to sign and deliver the Termination Certificate attached as Schedule B.

     c. Subsequent Employers. I agree that after the termination of my employment with the Company, I will not enter into any agreement that would cause me to violate any of my obligations under this Agreement and will inform any subsequent employers of my obligations under this Agreement.

     d. Survival. The terms and conditions of this Agreement and my obligations hereunder shall survive any termination of my employment with the company and any expiration or termination of any employment or other agreement between the Company and me, and such terms and conditions shall remain in full force and effect as set forth herein.

5.  NO IMPLIED EMPLOYMENT RIGHTS

     I recognize that nothing in this Agreement shall be construed to imply that my employment is guaranteed for any period of time. Unless stated in a written agreement signed by a duly authorized officer of the Company, my employment is for an indefinite duration and at-will, and either the Company or I can terminate our employment relationship at any time, without notice (except where required in my employment agreement with the Company) and for any reason or no reason, with or without cause.

6.  REMEDIES

     I recognize that nothing in this Agreement is intended to limit any remedy of the Company under any law concerning trade secrets or other Proprietary Rights. I recognize that my violation of this Agreement could cause the Company irreparable harm and acknowledge that the Company may have the right to apply to any court of competent jurisdiction for an order restraining any breach or threatened breach of this Agreement.

7.  ASSIGNMENT

     I acknowledge and agree that my obligations hereunder are personal, and that I shall have no right to assign, transfer or delegate and shall not assign, transfer or delegate or purport to assign, transfer or delegate this Agreement or any of my rights or obligations hereunder. This
Agreement and any rights and obligations of the Company hereunder may be freely assigned, transferred or delegated by the Company.

Any assignment, transfer or delegation in violation of this Article 7. shall be null and void. Subject to the foregoing restrictions on assignments, transfers and delegations, this Agreement shall inure to the benefit of the Company and its affiliates, officers, directors, agents, successors and assigns; and shall be binding on me and my heirs, devisees, spouses, agents, legal representatives and successors.

8.  GOVERNING LAW

     This Agreement is to be governed by and construed in accordance with the internal laws of the State of Texas without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Texas to the rights and obligations of the parties hereunder, and, to the extent federal law is applicable, the laws of the United States of America without giving effect to any choice of law rule that would cause the application of the laws of any other country.

9.  SEVERABILITY

     If any provision of this Agreement, or the application thereof to any person, place or circumstance, shall be held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, such provision shall be enforced to the maximum extent possible so as to effect the intent of the parties, or, if incapable of such enforcement, shall be deemed to be deleted from this Agreement, and the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

10. AMENDMENT; WAIVERS

     This Agreement may not be amended or waived except by a writing signed by me and by a duly authorized representative of the Company other than me. Failure to exercise any right under this Agreement shall not constitute a waiver of such right. Any waiver of any breach of this Agreement shall not operate as a waiver of any subsequent breaches. All rights or remedies specified for a party herein shall be cumulative and in addition to all other rights and remedies of the party hereunder or under applicable law.

11.  INTERPRETATION AND LANGUAGE

     This Agreement shall be construed as a whole, according to its fair meaning, and not in favor of or against any party. Sections and section headings contained in this Agreement are for reference purposes only, and shall not affect in any manner the meaning of interpretation of this Agreement. Whenever the context requires, references to the singular shall include the plural and the plural the singular and any gender shall include any other gender. This Agreement is in the English language only, which language shall be controlling in all respects, and all versions hereof in any other language shall be for accommodation only and shall not be binding upon the parties. I ACKNOWLEDGE THAT I UNDERSTAND ALL THE TERMS AND CONDITIONS OF THIS AGREEMENT.

12.  ENTIRE AGREEMENT

This Agreement, including all exhibits hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous correspondence, negotiations, agreements and understandings among the parties, both oral and written, regarding such subject matter. I acknowledge that the Company has not made, and that I have not relied on, any representations or warranties concerning the subject matter of this Agreement other than those expressly set forth herein, if any.

               [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     I HAVE READ THIS AGREEMENT CAREFULLY AND UNDERSTAND ITS TERMS. I HAVE COMPLETELY NOTED ON SCHEDULE A TO THIS AGREEMENT (1) ANY PROPRIETARY INFORMATION AND TECHNOLOGY, AND (2) ANY PROPRIETARY RIGHTS AND ANY RELATED RIGHTS THAT I DESIRE TO EXCLUDE FROM THIS AGREEMENT.

Employee                                    CRDENTIA CORP.

   /s/ Pamela Atherton                      /s/ James D. Durham
Name:  Pamela Atherton                   By:    James D. Durham
                                         Title: Chief Executive Officer
Date:  December 22, 2003                 Date:  Dece,ber 22, 2003

	CRDENTIA CORP.

                               APPENDIX 1

     I acknowledge and understand that nothing in this Agreement shall be construed to assign or offer to assign any of my rights in any invention which qualifies fully under the following provisions:

     Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either: (1) relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer; or (2) result from any work performed by the employee for the employer.

     I further acknowledge and understand that the foregoing exclusion shall not apply to the extent that full title to certain patents and inventions is required to be in the United States, as required by contracts between the employer and the United States or any of its agencies.


Pamela Atherton
----------------------------
Name of Employee

/s/ Pamela Atherton
----------------------------
Signature

                                SCHEDULE A

                           EMPLOYEE'S DISCLOSURE

     1. Proprietary Information. Except as set forth below, I acknowledge that at this time I know nothing about the business or Proprietary Information of the Company, other than information I have learned from the Company in the course of being hired:

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     2. Previously Created Technology.  Except as set forth below, there are no (i) materials, information, ideas and other subject matter, including, without limitation, works of authorship and other creations; inventions, invention disclosures, discoveries, developments and patent applications; know-how and trade secrets; plans, designs and concepts; drawings, diagrams and schematics; writings, reports, notebooks, and other information; specifications, formulas, structures and other technical or engineering information; prototypes, systems, compositions, hardware, tools, equipment, instruments and other devices, products and technology; processes, methods, techniques, procedures and work in process; computer programs (in source code, object code or any other format), applications, algorithms, protocols, data and databases, programmable logic and documentation; and any copies, extracts, portions, derivatives, improvements and enhancements thereof and modifications thereto, created, made, conceived, invented, discovered, developed, reduced to practice or suggested by me, alone or together with others; and (ii) copyrights, moral rights and other personal author's rights (including, without limitation any and all rights of paternity or attribution, integrity, publication, withdrawal or retraction or rights to receive additional remuneration), related rights (including without limitation so called "neighboring rights" and "sui generis" rights), database rights and all other rights associated with works of authorship (including computer programs), creations or performances, whether published or unpublished; rights with respect to trade secrets and know-how; patents and related rights, inventor's certificates, design rights, industrial design rights, utility model rights; trademark, service mark and trade dress rights and other rights relating to source or indicia of origin; and any and all other intellectual property, industrial property, and other proprietary rights; that I wish to exclude from the operation of this
Agreement:

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                                     11

     3. Prior Agreements. Except as set forth below, I am aware of no prior agreements between me and any other person or entity concerning proprietary information, technology or proprietary rights (of the nature described in Section 2 above) (attach copies, or summary of terms, of all agreements in your possession):

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Date:
                                              Pamela Atherton
                                              ------------------------------
                                              Employee Name

                                              /s/ Pamela Atherton
                                              ------------------------------
	                                      Employee Signature

                                 SCHEDULE B

                      TERMINATION CERTIFICATE CONCERNING

                       COMPANY PROPRIETARY INFORMATION
                      ---------------------------------

     This is to certify that I have returned all property of Crdentia Corp., (the "Company"), including, without limitation, all materials, information, ideas and other subject matter, including, without limitation, works of authorship and other creations; inventions, invention disclosures, discoveries, developments and patent applications; know-how and trade secrets; plans, designs and concepts; drawings, diagrams and schematics; writings, reports, notebooks, and other information; specifications, formulas, structures and other technical or engineering information; prototypes, systems, compositions, hardware, tools, equipment, instruments and other devices, products and technology; processes, methods, techniques, procedures and work in process; computer programs (in source code, object code or any other format), applications, algorithms, protocols, data and databases, programmable logic and documentation; and any copies, extracts, portions, derivatives, improvements and enhancements thereof and modifications thereto, and any other Proprietary Information, furnished to or created, made, conceived, invented, discovered, developed, reduced to practice or suggested by me, alone or together with others in the course of or incident to my employment with the Company, and that I did not make or distribute any copies of the foregoing.

     I further certify that I have reviewed the Company's Proprietary Information and Rights Agreement ("Agreement") signed by me and that I have complied with and will continue to comply with each and all of its terms and conditions, including without limitation: (i) materials, information, ideas and other subject matter, including, without limitation, works of authorship and other creations; inventions, invention disclosures, discoveries, developments and patent applications; know-how and trade secrets; plans, designs and concepts; drawings, diagrams and schematics; writings, reports, notebooks, and other information; specifications, formulas, structures and other technical or engineering information; prototypes, systems, compositions, hardware, tools, equipment, instruments and other devices, products and technology; processes, methods, techniques, procedures and work in process; computer programs (in source code, object code or any other format), applications, algorithms, protocols, data and databases, programmable logic and documentation; and any copies, extracts, portions, derivatives, improvements and enhancements thereof and modifications thereto, created, made, conceived, invented, discovered, developed, reduced to practice or suggested by me, alone or together with others, created, made, conceived, invented, discovered, developed, reduced to practice or suggested by me, alone or together with others, and covered by the Agreement and (ii) the restrictions on use and disclosure of all Proprietary Information (as defined in the Agreement) of the Company. This certificate in no manner limits my responsibilities or the Company's rights under the Agreement.

     On termination of my employment with the Company, I will be employed by
                      [Name of New Employer] [in the               division]
----------------------                               --------------
and I will be working in connection with the following projects:

     [generally describe the projects]


     Date:
	                              -----------------------------------
                                      Employee Name

                                      -----------------------------------
	                              Employee Signature

                                EXHIBIT D

                         ARBITRATION AGREEMENT


The Company and Employee hereby agree that, to the fullest extent permitted by law, any and all claims or controversies between them (or between Employee and any present or former officer, director, agent, or employee of the Company or any parent, subsidiary, or other entity affiliated with the Company) relating in any manner to the employment or the termination of employment of Employee shall be resolved by final and binding arbitration. Except as specifically provided herein, any arbitration proceeding shall be conducted in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association ("the AAA Rules").

Claims subject to arbitration shall include, without limitation: contract claims, tort claims, claims relating to compensation and stock options, as well as claims based on any federal, state, or local law, statute, or regulation, including but not limited to any claims arising under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, and the California Fair Employment and Housing Act. However, claims for unemployment benefits, workers' compensation claims, and claims under the National Labor Relations Act shall not be subject to arbitration.

A neutral and impartial arbitrator shall be chosen by mutual agreement of the parties; however, if the parties are unable to agree upon an arbitrator within a reasonable period of time, then a neutral and impartial arbitrator shall be appointed in accordance with the arbitrator nomination and selection procedure set forth in the AAA Rules. The arbitrator shall prepare a written decision containing the essential findings and conclusions on which the award is based so as to ensure meaningful judicial review of the decision. The arbitrator shall apply the same substantive law, with the same statutes of limitations and same remedies, that would apply if the claims were brought in a court of law.

Either the Company or Employee may bring an action in court to compel arbitration under this Agreement and to enforce an arbitration award. Otherwise, neither party shall initiate or prosecute any lawsuit of claim in any way related to any arbitrable claim. Nothing in this Agreement, however, precludes a party from filing an administrative charge before an agency that has jurisdiction over an arbitrable claim. Moreover, nothing in this Agreement prohibits either party from seeking provisional relief.

All arbitration hearings under this Agreement shall be conducted in Dallas, Texas, unless otherwise agreed by the parties. The arbitration provisions of this Arbitration Agreement shall be governed by the Federal Arbitration Act. In all other respects, this Arbitration Agreement shall be construed in accordance with the laws of the State of Texas, without reference to conflicts of law principles.

Each party shall pay its own costs and attorney's fees, unless a party prevails on a statutory claim, and the statute provides that the prevailing party is entitled to payment of its attorneys' fees. In that case, the arbitrator may award reasonable attorneys' fees and costs to the prevailing party as provided by law.

This Agreement does not alter Employee's at-will employment status. Accordingly, Employee understands that the Company may terminate Employee's employment, as well as discipline or demote Employee, at any time, with or without prior notice, and with or without cause. The parties also understand that Employee is free to leave the Company at any time and for any reason, with or without cause and with or without advance notice.

If any provision of this Agreement shall be held by a court or the arbitrator to be invalid, unenforceable, or void, such provision shall be enforced to the fullest extent permitted by law, and the remainder of this Agreement shall remain in full force and effect. The parties' obligations under this Agreement shall survive the termination of Employee's employment with the Company and the expiration of this Agreement.

The Company and Employee understand and agree that this Arbitration Agreement contains a full and complete statement of any agreements and understandings regarding resolution of disputes between the parties, and the parties agree that this Arbitration Agreement supersedes all previous agreements, whether written or oral, express or implied, relating to the subjects covered in this agreement. The parties also agree that the terms of this Arbitration Agreement cannot be revoked or modified except in a written document signed by both Employee and an officer of the Company.

THE PARTIES ALSO UNDERSTAND AND AGREE THAT THIS AGREEMENT CONSTITUTES A WAIVER OF THEIR RIGHT TO A TRIAL BY JURY OF ANY CLAIMS OR CONTROVERSIES COVERED BY THIS AGREEMENT. THE PARTIES AGREE THAT NONE OF THOSE CLAIMS OR CONTROVERSIES SHALL BE RESOLVED BY A JURY TRIAL.

THE PARTIES FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN GIVEN THE OPPORTUNITY TO DISCUSS THIS AGREEMENT WITH THEIR LEGAL COUNSEL AND HAVE AVAILED THEMSELVES OF THAT OPPORTUNITY TO THE EXTENT THEY WISH TO DO SO.

Employee:  Pamela Atherton

         /s/ Pamela Atherton
        ----------------------

Date:  December 22, 2003

Crdentia Corp.

        /s/ James D. Durham
       ---------------------
By:  James D. Durham
Its:  Chief Executive Officer

Date:  December 22, 2003

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